UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

June 5, 2006

Paladin Realty Income Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-51860	20-0378980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Blvd., Suite 1400 Los Angeles, California	90024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 996-8704

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends Item 9.01 of the Current Report on Form 8-K filed by Paladin Realty Income Properties, Inc. (the “Company”) on June 5, 2006 to provide the required financial statements of the Registrant relating to the acquisition by the Registrant of an interest in Champion Farms, as described in such Current Report.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

Champion Farms Apartments

(b) Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference.

Paladin Realty Income Properties, Inc. and Subsidiary

Summary of Unaudited Pro Forma Financial Statements	F-8
Pro Forma Consolidated Balance Sheet as of March 31, 2006 (unaudited)	F-9
Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2006 (unaudited)	F-10
Pro Forma Consolidated Statement of Operations for the year ended December 31, 2005 (unaudited)	F-11

(c)	Exhibits. None.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALADIN REALTY INCOME PROPERTIES, INC.

Date: July 25, 2006	By:	/s/ John A. Gerson
John A. Gerson
Chief Financial Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of

Paladin Realty Income Properties, Inc.

We have audited the accompanying Statement of Revenues and Certain Operating Expenses of Champion Farms Apartments, a property located at 3700 Springhurst Boulevard, Louisville, Kentucky (the Property) for the year ended December 31, 2005 (the Historical Summary). This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property’s revenues and operating expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses of the Property for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/    IMOWITZ KOENIG & CO., LLP

New York, New York

June 6, 2006

CHAMPION FARMS APARTMENTS

STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2005

REVENUES
Rental income	$2,107,112
Other revenue	112,471

Total revenues	2,219,583

CERTAIN OPERATING EXPENSES
Operating expenses	590,949
Real estate taxes	110,897
Insurance	47,128
Management fees	112,047

Total of certain operating expenses	861,021

Excess of revenues over certain operating expenses	$1,358,562

See accompanying notes to statement of revenues and certain operating expenses.

CHAMPION FARMS APARTMENTS

Notes to the Statement of Revenues and Certain Operating Expenses

For the Year Ended December 31, 2005

(1) Organization

Champion Farms Apartments is an existing 264 unit multifamily community property (the Property) which was built in 2000 and is located at 3700 Springhurst Boulevard in Louisville, Kentucky. The Property is owned by Springhurst Housing Partners, LLC (Springhurst) an Indiana Limited Liability Company. On May 10, 2006, PRIP 3700, LLC (PRIP 3700) a Delaware Limited Liability Company, and a subsidiary of Paladin Realty Income Properties, Inc. (Paladin), a Maryland Corporation, entered into a Membership Interest Purchase and Sale Agreement with Bradley B. Chambers, a resident of the State of Indiana, and Buckingham Investment Corporation (Buckingham), an Indiana Corporation and Springhurst. On June 5, 2006, PRIP 3700 purchased a 70% membership interest in Springhurst. In connection with the closing, the joint-venture operating agreement for Springhurst was amended on June 1, 2006 to admit PRIP 3700, LLC as a member with a 70% membership interest and Buckingham Springhurst, LLC, an affiliate of the Sellers, as the other member with a 30% membership interest. Pursuant to the terms of the operating agreement, the parties will treat the acquisition of the Property Interest by PRIP 3700, LLC and related transactions as effective on June 1, 2006.

(2) Basis of Presentation

The Statement of Revenues and Certain Operating Expenses (the Historical Summary) has been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the SEC), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes revenues and certain operating expenses of the Property, exclusive of interest income, interest expense, depreciation and amortization, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

(3) Principles of Reporting and Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(4) Significant Accounting Policies

a) Revenue Recognition

The Property’s lease agreements are operating leases. Rental income is recognized in accordance with the terms of each lease. Other revenue consists of various tenant related charges and are recognized as revenue in the period in which the applicable charge is incurred.

b) Accounts Receivable

Bad debts are recorded under the specific identification method, whereby, uncollectible receivables are directly written off when identified.

c) Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

(5) Related Party Transactions

Buckingham Management, LLC, an affiliate of Buckingham, is the property manager of the Property and is entitled to a monthly management fee payable in arrears equal to 5% of the monthly gross revenues of the Property, which may be reduced in certain circumstances. Management fees earned were $112,047 for the year ended December 31, 2005. Buckingham Management, LLC also provides all employee services for leasing, maintenance and office management for which they are reimbursed, accounting services for which they are reimbursed and various other expense items for which they are reimbursed. Buckingham Management, LLC was reimbursed for payroll expenses of $226,510, accounting services of $11,088 and other expense reimbursements of $12,651 for the year ended December 31, 2005.

(6) Subsequent Event

In connection with the amended and restated operating agreement of Springhurst entered into on June 1, 2006 between PRIP 3700 and Buckingham Springhurst, LLC, the management fee was changed from 5% to 4%.

On June 5, 2006, Springhurst entered into an interest-only, fixed-rate mortgage loan in an amount of $16,350,000 on the Property. The mortgage loan pays interest only at a fixed interest rate of 6.14% through July 1, 2016, the maturity date, at which time all remaining principal and interest shall become due and payable. In general, the mortgage loan may be voluntarily or involuntarily prepaid subject to certain prepayment penalties. The estimated balance to be due at the maturity date is $16,350,000. The loan agreement obligation is secured by a mortgage on the Property and an assignment of rents and personal property.

The loan agreements contain various covenants, which among other things, limit the ability of the borrowers to incur indebtedness, engage in certain business activities, enter into material leases on the Property and transfer their interest in the Property among others. The loan agreements also contain certain customary events of default, including, without limitation, payment defaults, cross-defaults to certain other agreements with respect to the Property and bankruptcy-related defaults. In the event of default, the loan may be accelerated and all amounts due under the loan will become immediately due and payable.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of

Paladin Realty Income Properties, Inc.

We have reviewed the accompanying Statement of Revenues and Certain Operating Expenses of Champion Farms Apartments, a property located at 3700 Springhurst Boulevard, Louisville, Kentucky (the Property) for the three months ended March 31, 2006 (the Historical Summary). This Historical Summary is the responsibility of the Property’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of the interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property’s revenues and operating expenses.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim Historical Summary for it to be in conformity with accounting principles generally accepted in the United States of America.

/s/    IMOWITZ KOENIG & CO., LLP

New York, New York

June 6, 2006

CHAMPION FARMS APARTMENTS,

3700 SPRINGHURST BOULEVARD, LOUISVILLE, KENTUCKY

STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

FOR THE THREE MONTHS ENDED MARCH 31, 2006

REVENUES
Rental income	$533,196
Other revenue	42,198

Total revenues	575,394

CERTAIN OPERATING EXPENSES
Operating expenses	143,651
Real estate taxes	33,138
Insurance	11,034
Management fees	23,374

Total of certain operating expenses	211,197

Excess of revenues over certain operating expenses	$364,197

See report of independent registered public accounting firm and notes to statement of revenues and certain operating expenses.

Champion Farms Apartments, 3700 Springhurst Boulevard, Louisville, Kentucky

Notes to the Statement of Revenues and Certain Operating Expenses

For the Three Months Ended March 31, 2006

(1) Organization

Champion Farms Apartments is an existing 264 unit multifamily community property (the Property) which was built in 2000 and is located at 3700 Springhurst Boulevard in Louisville, Kentucky. The Property is owned by Springhurst Housing Partners, LLC (Springhurst) an Indiana Limited Liability Company. On May 10, 2006, PRIP 3700, LLC (PRIP 3700) a Delaware Limited Liability Company, and a subsidiary of Paladin Realty Income Properties, Inc. (Paladin), a Maryland Corporation, entered into a Membership Interest Purchase and Sale Agreement with Bradley B. Chambers, a resident of the State of Indiana, and Buckingham Investment Corporation (Buckingham), an Indiana Corporation and Springhurst. On June 5, 2006, PRIP 3700 purchased a 70% membership interest in Springhurst. In connection with the closing, the joint-venture operating agreement for Springhurst was amended on June 1, 2006 to admit PRIP 3700, LLC as a member with a 70% membership interest and Buckingham Springhurst, LLC, an affiliate of the Sellers, as the other member with a 30% membership interest. Pursuant to the terms of the operating agreement, the parties will treat the acquisition of the Property Interest by PRIP 3700, LLC and related transactions as effective on June 1, 2006.

(2) Basis of Presentation

The Statement of Revenues and Certain Operating Expenses (the Historical Summary) has been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the SEC), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes revenues and certain operating expenses of the Property, exclusive of interest income, interest expense, depreciation and amortization, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

(3) Principles of Reporting and Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(4) Significant Accounting Policies

a) Revenue Recognition

The Property’s lease agreements are operating leases. Rental income is recognized in accordance with the terms of each lease. Other revenue consists of various tenant related charges and are recognized as revenue in the period in which the applicable charge is incurred.

b) Accounts Receivable

Bad debts are recorded under the specific identification method, whereby, uncollectible receivables are directly written off when identified.

c) Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

(5) Related Party Transactions

Buckingham Management, LLC, an affiliate of Buckingham, is the property manager of the Property and received a monthly management fee payable in arrears equal to 4% of collected monthly gross revenues of the Property. Management fees earned were $23,374 for the three months ended March 31, 2006. Buckingham Management, LLC also provides all employee services for leasing, maintenance and office management for which they are reimbursed, accounting services for which they are reimbursed and various other expense items for which they are reimbursed. Buckingham Management, LLC was reimbursed for payroll expenses of $54,168, accounting services of $2,772 and other expense reimbursements of $2,251 for the three months ended March 31, 2006.

Champion Farms Apartments, 3700 Springhurst Boulevard, Louisville, Kentucky

Notes to the Statement of Revenues and Certain Operating Expenses—(Continued)

For the Three Months Ended March 31, 2006

(6) Subsequent Event

On June 5, 2006, Springhurst entered into an interest-only, fixed-rate mortgage loan in an amount of $16,350,000 on the Property. The mortgage loan pays interest only at a fixed interest rate of 6.14% through July 1, 2016, the maturity date, at which time all remaining principal and interest shall become due and payable. In general, the mortgage loan may be voluntarily or involuntarily prepaid subject to certain prepayment penalties. The estimated balance to be due at the maturity date is $16,350,000. The loan agreement obligation is secured by a mortgage on the Property and an assignment of rents and personal property.

The loan agreements contain various covenants, which among other things, limit the ability of the borrowers to incur indebtedness, engage in certain business activities, enter into material leases on the Property and transfer their interest in the Property among others. The loan agreements also contain certain customary events of default, including, without limitation, payment defaults, cross-defaults to certain other agreements with respect to the Property and bankruptcy-related defaults. In the event of default, the loan may be accelerated and all amounts due under the loan will become immediately due and payable.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARY

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the consolidated financial statements and notes of Paladin Realty Income Properties, Inc. (“Paladin REIT”) included elsewhere in this Prospectus Supplement No. 4.

The following unaudited pro forma balance sheet as of March 31, 2006 has been prepared to give effect to the acquisition of a 70% membership interest in Springhurst Housing Partners, LLC (“Springhurst”), a single purpose limited liability company that owns Champion Farms Apartments at 3700 Springhurst Boulevard in Louisville, Kentucky (“Champion Farms Apartments”) (the “Acquisition”) as if the Acquisition occurred on March 31, 2006. Paladin Realty Income Properties, L.P. (“Paladin OP”) is a Delaware limited partnership that was organized to own and operate properties on behalf of Paladin REIT, and is a consolidated subsidiary of Paladin REIT. The 70% membership interest in Springhurst was purchased from unaffiliated third parties by PRIP 3700, LLC, a Delaware limited liability company and wholly-owned subsidiary of Paladin OP.

The following unaudited pro forma statement of operations for the year ended December 31, 2005 has been prepared to give effect to the Acquisition as if such Acquisition occurred on January 1, 2005. This unaudited pro forma statement of operations for the year ended December 31, 2005 has also been prepared to give effect to the acquisition of 801 Fiber Optic Drive as if such acquisition occurred on January 1, 2005. The actual acquisition of 801 Fiber Optic Drive occurred on November 2, 2005.

The following unaudited pro forma statement of operations for the three months ended March 31, 2006 has been prepared to give effect to the Acquisition as if such Acquisition occurred on January 1, 2005.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the Acquisition been consummated as of the dates indicated. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair value of the assets acquired in connection with the Acquisition. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARY

PRO FORMA CONSOLIDATED BALANCE SHEET

MARCH 31, 2006

(UNAUDITED)

	Paladin Realty Income Properties, Inc. and Subsidiary Historical (a)	Pro Forma Adjustments		Pro Forma Total
Assets
Real estate, at cost
Buildings and improvements	$—	$17,856,281	(b)	$17,856,281
Land	—	2,335,545	(b)	2,335,545
In-place leases	—	444,349	(b)	444,349
Furniture, fixtures and equipment	—	462,536	(b)	462,536

Total real estate	—	21,098,711		21,098,711
Investment in real estate joint venture	1,838,219	—		1,838,219
Cash and cash equivalents	1,029,358	(767,255	)(g)	262,103
Restricted cash	125,000	(125,000	)(e)	—
Prepaid expenses and other assets	180,309	244,566	(b)	424,875

Total Assets	$3,172,886	$20,451,022		$23,623,908

Liabilities and Stockholders’ Equity
Mortgage payable	$—	$16,350,000	(c)	$16,350,000
Note payable	—	3,100,000	(d)	3,100,000
Due to affiliates	78,289	263,464	(f)	341,753
Unaccepted subscriptions for common stock	125,000	(125,000	)(e)	—
Other liabilities	39,500	—		39,500
Accounts payable and accrued expenses	32,257	95,299	(b)	127,556

Total liabilities	275,046	19,683,763		19,958,809

Minority interest	190,668	—		190,668

Stockholders’ equity
Preferred shares, $0.01 par value, 100,000,000 shares authorized; none issued or outstanding	—	—		—
Common shares, $0.01 par value, 750,000,000 shares authorized; 328,137 shares issued and outstanding as of March 31, 2006	3,281	848	(e)	4,129
Additional paid-in-capital	2,815,434	766,411	(e)	3,581,845
Distributions in excess of earnings	(111,543)	—		(111,543)

Total stockholders’ equity	2,707,172	767,259		3,474,431

Total Liabilities and Stockholders’ Equity	$3,172,886	$20,451,022		$23,623,908

(a)	Historical financial information is derived from the unaudited consolidated financial statements of Paladin REIT as of March 31, 2006 which are included elsewhere in this Prospectus Supplement No. 4 and which are also included in Paladin REIT’s previously filed quarterly report on Form 10-Q for the three months ended March 31, 2006.

(b)	To record the pro forma effect of the acquisition of Champion Farms Apartments, assuming that the acquisition had occurred on March 31, 2006.

(c)	Reflects mortgage loan associated with the acquisition of Champion Farms Apartments.

(d)	Reflects loan received from Paladin Realty Partners, LLC to consummate the acquisition of Champion Farms Apartments.

(e)	Proceeds from sales of common shares after March 31, 2006, which were contributed to Paladin OP for the acquisition of Champion Farms Apartments.

(f)	Reflects deferred acquisition fee associated with the acquisition of Champion Farms Apartments.

(g)	Reflects the net change in cash available and contributed to Paladin OP for the acquisition of Champion Farms Apartments.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARY

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2006

(UNAUDITED)

	Paladin Realty Income Properties, Inc. and Subsidiary Historical (a)	Pro Forma Adjustments Acquisition Champion Farms Apartments		Pro Forma Total
Revenues
Rental income	$—	$533,196	(b)	$533,196
Other income	—	42,198	(b)	42,198
Interest income	2,103	—		2,103

Total Revenues	2,103	575,394		577,497

Expenses
Property operating expenses	—	143,651	(b)	143,651
Real property taxes	—	33,138	(b)	33,138
General and administrative expenses	10,854	48,778	(b)	59,632
Interest expense, including amortization of deferred financing costs	—	303,112	(c)	299,023
Depreciation and amortization expense	—	122,328	(b)	126,417

Total Expenses	10,854	651,007		661,861

Loss before equity in earnings and minority interest	(8,751)	(75,613)		(84,364)
Equity in earnings of PRIP 801, LLC	20,271	—		20,271
Minority interest	794	7,023	(d)	7,817

Net income (loss)	$10,726	$(82,636)		$(71,910)

Net income (loss) per share, basic and diluted	$0.04			$(0.29)

Weighted average number of shares outstanding
Basic	246,273			246,273
Diluted	247,739			247,739

(a)	Historical financial information is derived from the unaudited consolidated financial statements of Paladin REIT for the three months ended March 31, 2006 which are included elsewhere in this Prospectus Supplement No. 4 and which are also included in Paladin REIT’s previously filed quarterly report on Form 10-Q for the three months ended March 31, 2006.

(b)	Pro forma results of Champion Farms Apartments, assuming the acquisition of Champion Farms Apartments had occurred on January 1, 2005.

(c)	Interest expense on Paladin REIT’s outstanding debts of (1) Champion Farms Apartments’ mortgage payable of $16,350,000 at 6.14% per annum and (2) the note payable to Paladin Realty Partners, LLC in the principal amount of $3,100,000 at 6.20% per annum.

(d)	Minority interest is adjusted to reflect pro forma ownership percentage of Paladin OP by Paladin Realty Advisors, LLC and the 30% ownership of Champion Farms Apartments by Buckingham Spinghurst, LLC, an unaffiliated third party.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARY

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

(UNAUDITED)

		Pro Forma Adjustments Acquisitions
	Paladin Realty Income Properties, Inc. and Subsidiary Historical (a)	PRIP 801, LLC		Champion Farms Apartments		Pro Forma Total
Revenues
Rental income	$—	$—		$2,107,112	(d)	$2,107,112
Other income	—	—		112,471	(d)	112,471
Interest income	16,243	—		—		16,243

Total Revenues	16,243	—		2,219,583		2,235,826

Expenses
Property operating expenses	—	—		590,949	(d)	590,949
Real property taxes	—	—		110,897	(d)	110,897
General and administrative expenses	36,771	—		216,658	(d)	253,429
Organization costs	51,134	—		—		51,134
Interest expense, including amortization of deferred financing costs	12,066	73,699	(c)	1,212,449	(e)	1,298,214
Depreciation and amortization expense	—	—		933,661	(d)	933,661

Total Expenses	99,971	73,699		3,064,614		3,238,284

Loss before equity in earnings and minority interest	(83,728)	(73,699)		(845,031)		(1,002,458)
Equity in earnings of PRIP 801, LLC	14,987	81,228	(b)	—		96,215
Minority interest	(7,200)	360	(f)	(25,920	)(f)	(32,760)

Net loss	$(61,541)	$7,169		$(819,111)		$(873,483)

Net loss per share, basic and diluted	$(5.01)					$(71.07)

Weighted average number of shares outstanding, basic and diluted	12,291					12,291

(a)	Historical financial information is derived from the audited consolidated financial statements of Paladin REIT for the year ended December 31, 2005 which are included elsewhere in this Prospectus Supplement No. 4 and which are also included in Paladin REIT’s previously filed annual report on Form 10-K for the year ended December 31, 2005.

(b)	Paladin OP acquired a 74% interest in PRIP 801, LLC on November 2, 2005. The 10 month pro forma financial information of PRIP 801, LLC is as follows:

Total rental revenues	$304,793
Operating expenses	117,486
Depreciation and amortization expense	77,540

Net income	$109,767
Paladin OP’s share of net income	$81,228

(c)	Interest expense on Paladin REIT’s outstanding note payable to Paladin Realty Partners, LLC in the principal amount of $1,700,000 at 5.20% per annum for 10 months. This note payable was incurred in order to consummate the acquisition of 801 Fiber Optic Road.

(d)	Pro forma results of Champion Farms Apartments, assuming the acquisition of Champion Farms Apartments had occurred on January 1, 2005.

(e)	Interest expense on Paladin REIT’s outstanding debts of (1) Champion Farms Apartments’ mortgage payable of $16,350,000 at 6.14% per annum and (2) a note payable to Paladin Realty Partners, LLC in the principal amount of $3,100,000 at 6.20% per annum.

(f)	Minority interest is adjusted to reflect pro forma ownership percentage of Paladin OP by Paladin Realty Advisors, LLC and the 30% ownership of Champion Farms Apartments by Buckingham Spinghurst, LLC, an unaffiliated third party.